                                 EXHIBIT 10.01

1998 LEASE AMENDMENT
------------------------------------------------
March 27, 1998

PARTIES

o     State Street Bank and Trust Company of Connecticut,
      National Association,
      not in its individual capacity, but solely as Trustee
      (Lessor)

o    Smith Barney Inc.,
     Salomon Brothers Inc,
     Travelers Group Inc. (formerly The Travelers Inc.),
     Mutual Management Corp. (formerly Smith Barney Mutual
     Funds Management Inc., which was successor by merger to Mutual Management Corp.),
     Smith Barney Capital Services Inc.,
     Smith Barney Commercial Corp.,
     Smith Barney Futures Management Inc. and
     Smith Barney Global Capital Management, Inc., as tenants in common (Lessee)

BACKGROUND

This 1998 Lease Amendment (this amendment) amends the Amended and Restated Lease dated as of December 30, 1994 (the 1994 lease).

AGREEMENT

           1 Terms, etc.   Except as otherwise stated in this amendment:

        a  defined terms   o  Terms used in this amendment that are defined in
                              the 1994 lease have the meanings given them in the 1994 lease.

   b  section references   o  Page and section references are to the 1994 lease.

    c  revision markings   o  Changes from the 1994 lease are shown
                              double underlined, deleted language is shown in
                              -----------------
                              -----------------
                              [STRIKEOUT]strikeout[/STRIKEOUT], and language that is unchanged is indicated by an ellipsis (...).

                           o Where this amendment changes all occurrences of a term in the 1994 lease, the changes are not

--------------------------------------------------------------------------------

                              marked.

                           o Deleted language, double underlining and ellipses are for convenience only and are not part of the 1994 lease as amended by this amendment (as so amended, the 1998 lease).

           2  Amendments   The 1994 lease is amended as follows:

                 a  term   Section 3, "Term" (p 3) shall read:

                               3. Term. The Property is leased for a term (the
                            "Term"), which commenced as of July 30, 1993 and shall end on [STRIKEOUT]December 30, 1999[/STRIKOUT] March 27, 2003 (the "Expiration Date") or on such
                            --------------
                            --------------
                            earlier date as this Lease shall be terminated pursuant to any provision hereof.

            b assignment   The last proviso to section 17(f) (p 13), which deals
                           with assignments, shall read

                              ; provided, that the Company and Salomon Brothers
                                                           --------------------
                                                           --------------------
                            Inc shall at all times retain [STRIKEOUT]an
                            ---
                            ---
                            [/STRIKEOUT]a combined undivided 51% interest in
                                        ----------
                                        ----------
                            this Lease as [STRIKEOUT]a[/STRIKEOUT] tenants in
                                                                         -
                                                                         -
                            common with the other entities comprising the Lessee.

   c memorandum of lease   Exhibit A, "Form of Memorandum of Lease," is replaced
                           by exhibit A to this amendment, "Form of Memorandum of Lease," showing the new termination date for the Lease.

     d tenancy in common   Schedule C, "Interests of Tenants in Common," is
                           replaced by Schedule C to this amendment.

        3 Effective date   This amendment shall become effective on the later of
                           March 27, 1998 or the first date on which all of the following conditions are satisfied (the later of such dates being the Effective Date):

       a signature pages   The Lessor and each of the tenants-in-common
                           comprising the Lessee have executed and delivered an original or telecopied signature page to this amendment.

--------------------------------------------------------------------------------

        b Participation    The 1998 Cumulative Amendment to Participation
              Agreement    Agreement dated as of March 27, 1998 has been
                           executed and delivered by each of its parties.

           c compliance    The Lessee is in compliance with all of the terms of
                           the 1998 lease and no Default or Event of Default under the 1998 lease is continuing.

        d legal matters    All legal matters incident to the 1998 lease are
                           satisfactory to the Lessor and its counsel.

             4 Expenses    The Lessee shall reimburse the Lessor for its
                           reasonable out-of-pocket expenses in connection with this amendment, including its counsel's reasonable fees and disbursements.

         5 New York law    This amendment shall be governed by the laws of the
                           State of New York.


                       State Street Bank and Trust Company of
                          Connecticut, National Association,
                          not in its individual capacity, but solely as Trustee

                           /s/ Arthur J. MacDonald
                       By: _______________________
                         Name: Arthur J. MacDonald
                         Title: Assistant Vice President


                       Smith Barney Inc.

                           /s/ Mark I. Kleinman
                       By: _______________________
                         Name: Mark I. Kleinman
                         Title: Deputy Treasurer

                           /s Joseph J. Martinelli
                       By: _______________________
                         Name: Joseph J. Martinelli
                         Title: Assistant Treasurer

--------------------------------------------------------------------------------

                       Salomon Brothers Inc

                           /s/ Mark I. Kleinman
                       By: _______________________
                         Name: Mark I. Kleinman
                         Title: Deputy Treasurer

                           /s/ Thomas W. Jasper
                       By: _______________________
                         Name: Thomas W. Jasper
                         Title: Treasurer


                       Travelers Group Inc.

                           /s/ Robert Matea
                       By: _______________________
                         Name: Robert Matea
                         Title: Deputy Treasurer

                           /s/ Firoz B. Tarapore
                       By: _______________________
                         Name: Firoz B. Tarapore
                         Title: Deputy Treasurer


                       Mutual Management Corp.

                           /s/ Michael J. Day
                       By: _______________________
                         Name: Michael J. Day
                         Title: Treasurer

                           /s/ James S. Conahan
                       By: _______________________
                         Name: James S. Conahan
                         Title: Controller


                       Smith Barney Capital Services Inc.

                           /s/ Mark I. Kleinman
                       By: _______________________
                         Name: Mark I. Kleinman
                         Title: Treasurer

                           /s/ Lee Grohman
                       By: _______________________
                         Name: Lee Grohman
                         Title: Assistant Treasurer

--------------------------------------------------------------------------------

                       Smith Barney Commercial Corp.

                           /s/ Mark I. Kleinman
                       By: _______________________
                         Name: Mark I. Kleinman
                         Title: Treasurer

                           /s/ Lee Grohman
                       By: _______________________
                         Name: Lee Grohman
                         Title: Assistant Treasurer


                       Smith Barney Futures Management Inc.

                           /s/ Daniel G. Dontuono
                       By: _______________________
                         Name: Daniel G. Dontuono
                         Title: Treasurer

                           /s/ Lee Grohman
                       By: _______________________
                         Name: Lee Grohman
                         Title: Assistant Treasurer


                       Smith Barney Global Capital Management,
                          Inc.

                           /s/ Mark I. Kleinman
                       By: _______________________
                         Name: Mark I. Kleinman
                         Title: Treasurer

                           /s/ Lee Grohman
                       By: _______________________
                         Name: Lee Grohman
                         Title: Assistant Treasurer